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                                                                    EXHIBIT 99.8


                               GUARANTY AGREEMENT


             THIS GUARANTY AGREEMENT is made by MEDIQ INCORPORATED, a Delaware corporation, whose address is One MEDIQ Plaza, Pennsauken, New Jersey 08110 ("Guarantor"), in favor of KCI THERAPEUTIC SERVICES, INC., a Delaware corporation ("KCIT");

                              W I T N E S S E T H:

             WHEREAS, in connection with the sale to MEDIQ/PRN Life Support Services-I, Inc. ("Borrower") by KCIT of certain assets of KCIT pursuant to the terms of that certain Asset Purchase Agreement (so called herein) dated August 23, 1994, as amended by Amendment No. 1 to Asset Purchase Agreement dated as of September 30, 1994, by and among Kinetic Concepts, Inc., a Texas corporation ("KCI"), KCIT, Guarantor, PRN Holdings, Inc. ("Holdings") and Borrower, KCIT has made available to Borrower, MEDIQ/PRN Life Support Services, Inc. ("PRN") and/or Holdings, as the case may be, several seller financing loans (collectively the "Loan") being evidenced by the following: (i) a Promissory Note (the "$2,956,957 Note") dated the date hereof in the original principal amount of $2,956,957, executed by Borrower and made payable to the order of KCIT, (ii) a Promissory Note (the "$5,835,707 Note") dated the date hereof in the original principal amount of $5,835,707, executed by PRN and made payable to the order of KCIT; (iii) a Promissory Note ("Holdings Note-I") dated the date hereof in the original principal amount of $5,000,000 executed by Holdings and payable to the order of KCIT; (iv) a Promissory Note ("Holdings Note-II") dated the date hereof in the original principal amount of $3,000,000 executed by Holdings and payable to the order of KCIT; and (v) a Promissory Note ("Holdings Note-III") dated the date hereof in the original principal amount of $2,000,000 executed by Holdings and payable to the order of KCIT (the "$2,956,957 Note, the $5,835,707 Note, Holdings Note-I, Holdings Note-II, and Holdings Note-III are herein collectively called the "Notes"), the Notes being entitled to the benefit of a Negative Covenants Agreement executed by Borrower, Holdings and MEDIQ in favor of KCI and KCIT (such Negative Covenants Agreement, being herein called the "Negative Covenants Agreement" and the Asset Purchase Agreement being herein called the "Acquisition Agreement"), and;

             WHEREAS, KCIT has made it a condition precedent to KCIT making the Loan available to Borrower, PRN and Holdings that Guarantor guaranty payment of the Notes on the terms and conditions set forth in this Guaranty Agreement;

                                   AGREEMENT:

             NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to KCIT to extend credit to Borrower, PRN and Holdings, Guarantor hereby guaranties to KCIT the prompt and full
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payment of the Indebtedness described in Section 1 below in this Guaranty
(collectively called the "Guaranteed Obligations"), this Guaranty being upon the following terms and conditions:

1. GUARANTY OF PAYMENT. Guarantor hereby unconditionally and irrevocably guarantees to KCIT the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter, of all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, PRN or Holdings as the case may be, whether or not allowed in such proceeding), costs, expenses, and other sums of money now or hereafter due and owing pursuant to (i) the terms of the Notes, and (ii) all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness or any part thereof (the indebtedness described in clauses (i) and (ii) above in this Section 1 is herein collectively called the "Indebtedness"). This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof. The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection.

2.       PRIMARY LIABILITY OF GUARANTOR.

         (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment. Guarantor shall be liable for the payment of the Guaranteed Obligations, as set forth in this Guaranty, as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time.

         (b) In the event of default by Borrower, PRN and/or Holdings, in payment of the Guaranteed Obligations, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without presentment, protest, notice of acceptance of this Guaranty, protest, further notice of nonpayment or of dishonor or of default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, make payment in respect of or fully perform, as the case may be, the Guaranteed Obligations. Further, it shall not be necessary for KCIT, in order to enforce such payment by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower, PRN, Holdings or others liable on such indebtedness, or to enforce any rights against any security that shall ever have been given to secure such indebtedness, or to join Borrower, PRN, Holdings or any others liable for the payment of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations.





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         (c)     Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of KCIT against any party hereto. At any time that KCIT is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment.

         (d) Notwithstanding anything contained herein to the contrary, if following an Event of Default (as defined in the Notes) by Borrower, PRN and/or Holdings under any of the Notes, the acceleration of the Notes is prohibited pursuant to (i) that certain Standstill Agreement dated as of September 30, 1994, by and among PRN, KCIT and Congress Financial Corporation ("Congress"), (ii) that certain Subordination and Standstill Agreement dated September 30, 1994, by and among Borrower, KCIT and Congress, or (iii) that certain Subordination and Standstill Agreement dated September 30, 1994 entered into by and among Holdings, KCIT and Congress (said agreements being herein collectively called the "Standstill Agreements"), then Guarantor shall, on demand and without presentment, protest, notice of acceptance of the Guaranty, further notice of non-payment or of dishonor or of default or non-performance, or any notice of acceleration or notice of intent to accelerate or any notice whatsoever, make payment to KCIT, or the then owner or holder of the Notes, in an amount equal to the then entire outstanding balance, including all principal, regardless of whether or not same is then due under the terms of the Notes, and accrued but unpaid interest thereon, of the Guaranteed Obligations. Furthermore, it shall not be necessary for KCIT, in order to enforce such payment by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower, PRN, Holdings or others liable on such indebtedness or to enforce any rights against security that shall ever have been given to secure such indebtedness, or to join Borrower, PRN, Holdings or any others liable for payment of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations.


3.       CERTAIN AGREEMENTS AND WAIVERS BY GUARANTOR.

         (a) Guarantor hereby agrees that neither KCIT's rights or remedies nor Guarantor's obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

                 (i) any limitation of liability or recourse in any other document relating to the Guaranteed Obligations or arising under any law;





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                 (ii)        the taking or accepting of any other security or
                             guaranty for any or all of the Guaranteed
                             Obligations;

                 (iii) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations;

                 (iv) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by KCIT covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower, PRN, Holdings or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;

                 (v) the insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower, PRN, Holdings or any other party at any time liable for the payment of any or all of the Guaranteed Obligations;

                 (vi)        either with or without notice to or consent of
                             Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations (including the Notes), including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, the Notes or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by KCIT to Borrower, PRN, Holdings, Guarantor, and/or any other party at any time liable for the payment of any or all of the Guaranteed Obligations;

                 (vii) any neglect, lack of diligence, delay, omission, failure, or refusal of KCIT to (a) take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or (b) foreclose or take or prosecute any action to foreclose (or in





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                             foreclosing or taking or prosecuting any action to
                             foreclose) upon any security therefor, or (c) exercise (or in exercising) any other right or power with respect to any security therefor, or
                             (d) take or prosecute (or in taking or
                             prosecuting) any action in connection with any document relating to the Guaranteed Obligations,

                 (viii) any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations.

                 (ix) any failure of KCIT to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, or assignment of the Guaranteed Obligations or any part thereof, or of the Notes, or of any release of or change in any security or of any other action taken or refrained from being taken by KCIT against Borrower, PRN or Holdings or any security, it being understood that KCIT shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, and any and all rights to notice that Guarantor may have otherwise had being hereby waived by Guarantor;

                 (x) KCIT being required to refund any payment by Borrower to Borrower, by PRN to PRN or by Holdings to Holdings, as the case may be, or any other party liable for the payment of any or all of the Guaranteed Obligations;

                 (xi) the existence of any claim, set-off, or other right that Guarantor may at any time have against Borrower, PRN or Holdings whether or not arising in connection with this Guaranty or the Notes (provided, that nothing contained herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim); or

                 (xii) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, PRN or Holdings, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ultra vires, or because the officers or persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in the Notes, or because of the subordination of, or moratorium on, payments due and owing under the Notes at such times as the same would otherwise become due and owing under the Notes but for such subordination or moratium, regardless of the party or parties, including, without limitation, Congress Financial Corporation, intended to be benefited by such





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                             subordination or moratium or because Borrower's,
                             PRN's or Holding's obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower, PRN, Holdings or any other person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower, PRN, Holdings or any other party in any action to obtain payment of any or all of the Guaranteed Obligations); provided, however, that if any part of the Guaranteed Obligations is not enforceable against Borrower, PRN or Holdings, as the case may be, because of the proper exercise of any right of set-off against the Notes pursuant to the terms of the Acquisition Agreement, that such part of the Guaranteed Obligations shall not be enforceable against Guarantor.

         (b) In the event any payment by Borrower, PRN, Holdings or any other party to KCIT is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason KCIT is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower, PRN, Holdings or any other party to KCIT shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release or discharge by KCIT of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by KCIT or paid by KCIT to another party, together with any interest paid by KCIT and any attorneys' fees, costs and expenses paid or incurred by KCIT in connection with any such event (all of which amounts shall constitute part of the Guaranteed Obligations). It is the intent of Guarantor and KCIT that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. KCIT shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the date the Guaranteed Obligations are paid and performed in full and for so long thereafter as may be necessary to enforce any obligation of Guarantor hereunder and/or to exercise any right or remedy of KCIT hereunder.

         (c) If acceleration of the time for payment of any amount payable by Borrower, PRN and/or Holdings under the Notes is stayed or delayed by (i) any law or tribunal, or (ii) pursuant to the terms of the Standstill Agreements, all such amounts shall nonetheless be payable by Guarantor on demand by KCIT.





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4.       OTHER LIABILITY.  If Guarantor becomes liable for any indebtedness owing by Borrower, PRN or Holdings to KCIT other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of KCIT hereunder shall be cumulative of any and all other rights that KCIT may have against Guarantor. If Borrower, PRN or Holdings is or becomes indebted to KCIT for any indebtedness other than or in excess of the Indebtedness for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon any indebtedness of Borrower, PRN or Holdings to KCIT may, except to the extent paid by Guarantor on the Indebtedness for which Guarantor is liable under this Guaranty or specifically required by law or agreement of KCIT to be applied to the Indebtedness for which Guarantor is liable under this Guaranty, in KCIT's sole discretion, be applied upon indebtedness of Borrower, PRN or Holdings to KCIT other than the Indebtedness for which Guarantor is liable under this Guaranty.

5. KCIT ASSIGNS. This Guaranty is for the benefit of KCIT and KCIT's successors and assigns, and in the event of a permitted assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder.

6. BINDING EFFECT. This Guaranty is binding not only on Guarantor, but also on Guarantor's successors and assigns. Words importing persons herein shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

7. GOVERNING LAW. This Guaranty, and its validity, enforcement, and interpretation, shall for all purposes by governed by and construed in accordance with the laws of the State of Delaware and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable.

8. INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be judicially declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.





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9.       ATTORNEYS' FEES AND COSTS OF COLLECTION.  Guarantor shall pay on demand all reasonable attorneys' fees and all other costs and expenses incurred by KCIT in the enforcement of or preservation of KCIT's rights under this Guaranty. Guarantor agrees to pay interest on any expenses or other sums due to KCIT under this Section 9 that are not paid when due, at a rate per annum equal to the lesser of (i) the maximum rate of interest permitted by applicable law, or (ii) the Default Rate (as defined in the Notes). Guarantor's obligations and liabilities under this Section 9 shall survive any payment or discharge in full of the Guaranteed Obligations.

10. PAYMENTS. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

11. CONTROLLING AGREEMENT. It is not the intention of KCIT or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor's capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this
         Section 11 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and KCIT.

12. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF GUARANTOR. Guarantor hereby represents, warrants, and covenants that (a) after giving effect to this Guaranty, Guarantor is solvent, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (b) KCIT has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower, PRN or Holdings or any change therein, and Guarantor will keep itself fully appraised of Borrower's, PRN's and Holdings' financial and business condition; (c) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from Borrower, PRN, Holdings or any other party; and (d) Guarantor has read and fully understand the provisions contained in the Notes. Guarantor's representations, warranties and covenants are a material inducement to KCIT to make the Loan and accept the Notes and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, PRN, Holdings, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

13. NOTICES. Unless specifically provided otherwise, any notice for purposes of this Guaranty or any other document relating hereto shall be given in writing or by telex or by facsimile (fax) transmission and shall be addressed or delivered to the respective addresses set forth in this Guaranty, or to such other address as may have been





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
         previously designated by the intended recipient by notice given in accordance with this Section. If sent by prepaid, registered or certified mail (return receipt requested), the notice shall be deemed effective when deposited in a regularly maintained receptacle of the United States Postal Service; if transmitted by telex, the notice shall be effective when transmitted (answerback confirmed); and if transmitted by facsimile or personal delivery, the notice shall be effective when received. No notice of change of address shall be effective except upon actual receipt. This Section 13 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any other Loan Document or to require giving notice or demand to or upon any Person in any situation or for any reason.

14. CUMULATIVE RIGHTS. The exercise of KCIT of any right or remedy hereunder or under the Notes, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. KCIT shall have all rights, remedies and recourses afforded to KCIT by reason of this Guaranty, the Notes, or by law, equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of KCIT, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, non-exclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time.
         The granting of any consent, approval or waiver by KCIT shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of KCIT with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by KCIT.

15. TERM OF GUARANTY. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, and discharged, except that, and notwithstanding any return of this Guaranty to Guarantor, this Guaranty shall continue in effect (i) with





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
         respect to all obligations and liabilities of Guarantor under Section 9 of this Guaranty, and (ii) as provided in Section 4(b) hereof.

16. FURTHER ASSURANCES. Guarantor at Guarantor's expense will promptly execute and deliver to KCIT upon KCIT's request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

17. NO FIDUCIARY RELATIONSHIP. The relationship between KCIT and Guarantor is solely that of KCIT and guarantor. KCIT has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby.

18. INTERPRETATION. The term "KCIT" shall be deemed to include any permitted subsequent holder(s) of the Notes. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings herein are for convenience only and shall not affect the construction of the document. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms "herein," "hereof," "hereto," "hereunder" and similar terms refer to this Guaranty and not to any particular section or subsection of this Guaranty. The terms "include" and "including" shall be interpreted as if followed by the words "without limitation." All references in this Guaranty to sums denominated in dollars or with the symbol "$" refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency.

19. TIME OF ESSENCE. Time shall be of the essence in this Guaranty with respect to all of Guarantor's obligations hereunder.

20. ENTIRE AGREEMENT. This Guaranty embodies the entire agreement between KCIT and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to the





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
         guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to KCIT.

         IN WITNESS WHEREOF, Guarantor duly executed this Guaranty as of the 30th day of September, 1994.

                                          GUARANTOR:

                                          MEDIQ INCORPORATED

                                          By: /s/ MICHAEL F. SANDLER
                                          Printed Name: Michael F. Sandler
                                          Title: Sr. Vice President -- Finance





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